                                                                EXHIBIT 10.27(A)



                  SECOND MODIFICATION AND EXTENSION AGREEMENT
                  -------------------------------------------

     THIS SECOND MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is made to be effective as of the 26th day of April, 1994, by and between TRAVIS BOATS & MOTORS, INC., a Texas corporation ("Borrower") and NATIONSBANK OF TEXAS, N.A. ("Bank").

                                 INTRODUCTION
                                 ------------

     WHEREAS, Bank loaned to Borrower the sum of $765,000.00 (the "Loan"), pursuant to the terms of the following documents:

          (a) Loan Agreement (the "Loan Agreement") dated March 5, 1993, executed by Borrower and Bank;

          (b) Promissory Note (the "Note") dated March 5, 1993, in the original principal amount of $765,000.00, executed by Borrower and made payable to the order of Bank;

          (c) Deed of Trust, Assignment, Security Agreement and Financing Statement (the "Deed of Trust") dated March 5, 1993, from Borrower to Michael F. Hord, Trustee, recorded in Volume 2278, Pages 342-366, of the Real Property Records of Williamson County, Texas, covering certain real property (the "Property") in Williamson County, Texas, record reference to the Deed of Trust being here made for a more complete description of said real property, and said real property also being more fully described in Exhibit "A" attached hereto and made a part hereof for all purposes;

          (d) Financing Statement (the "Financing Statement") dated March 5, 1993, executed by Borrower;

          (e) Guaranty Agreement dated September 30, 1991, executed by Mark T. Walton;

          (f)  Guaranty Agreement dated September 30, 1991, executed by E.D.
               Bohls;

          (g)  Guaranty Agreement dated September 30, 1991, executed by Robert
               C. Siddons;

          (h) Guaranty Agreement dated September 30, 1991, executed by Joe E. Simpson;

          (i)  Guaranty Agreement dated September 30, 1991, executed by Jesse
               Cox;

          (j)  Guaranty Agreement dated May 29, 1992, executed by Mark T.
               Walton;

          (k)  Guaranty Agreement dated May 29, 1992, executed by E. D. Bohls;

          (l) Guaranty Agreement dated May 29, 1992, executed by Robert C. Siddons;

          (m) Guaranty Agreement dated May 29, 1992, executed by Joe E. Simpson; and

          (n) Guaranty Agreement dated May 29, 1992, executed by Jesse Cox (said Guaranty Agreements being collectively referred to herein as the "Guaranty Agreements" and said Mark T. Walton, E.D. Bohls, Robert C. Siddons, Joe E. Simpson and Jesse Cox being collectively referred to herein as the "Guarantors"); and

     WHEREAS, the Loan was extended and the terms of said loan documents were modified by the terms of that one certain Modification and Extension Agreement (the "First Modification Agreement") dated December 5, 1993, executed by Borrower, Bank and the Guarantors, and recorded in Volume 2443, Page 0397, of the Real Property Records of Williamson County, Texas; and

     WHEREAS, the Loan Agreement, the Note, the Deed of Trust, the Financing Statement and the Guaranty Agreements, and each document placing a lien or security interest against the Property or any part of the Property to secure the indebtedness evidence by the Note or any part thereof, and all other documents executed in connection with the Loan, as extended and modified by the First Modification Agreement, are referred to herein as the "Loan Documents"; and

     WHEREAS, in connection with the obtaining of Small Business Administration loan, Borrower shall make a partial repayment (the "Partial Repayment") on the
Note in the amount of $171,000.00 on or before July 1, 1994 (the date that the Partial Repayment is received by the Bank being herein referred to as the "Partial Repayment date");

     WHEREAS, Bank and Borrower desire to extend the maturity of the Note and make certain amendments to the Loan Documents as more fully described below;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby confessed and acknowledged, Borrower and Bank agree as follows:

                                   Agreement
                                   ---------

     1.   Extension.  The final maturity date of the Note set forth in the
          ---------
fourth grammatical paragraph of the Note is hereby extended to April 26, 2004.

     2.   Interest Rate.  Effective as of April 26, 1994, the pre-fault interest
          -------------
rate set forth in the first paragraph of the Note is hereby amended to be as follows:

     With respect to unmatured principal, interest shall accrue on $171,000.00 of the unpaid principal balance of the Note at a varying rate of interest per annum equal to the lesser of (a) the prime rate of NationsBank of Texas, N.A., plus one percent (1%), as the same may change from day to day, or (b) the maximum rate of interest allowed by applicable law (the "Maximum Rate") (interest accruing on such portion of the unpaid principal balance at such floating rate of interest being herein referred to as "Floating Interest"), and the unpaid principal balance of the Note in excess of $171,000.00 shall accrue interest at a fixed rate of interest equal to eight and four-tenths percent (8.40%) per annum, until the Partial Repayment Date, after which time all of the unpaid principal balance of the Note shall accrue interest at a fixed rate of interest equal to eight and four-tenths percent (8.40%) per annum. Interest on past due principal and interest shall accrue as set forth in the Note.

     3.   Repayment.  Effective as of April 26, 1994, the unpaid principal
          ---------
balance of the Note, together with interest thereon, shall be due and payable as follows:

     Commencing on May 1, 1994, there shall be due and payable on the first day of each and every calendar month until the Partial Repayment Date an interest payment in an amount equal to all then accrued and unpaid Floating Interest. There shall also be due and payable on the Partial Repayment date an interest payment in an amount equal to all then accrued and unpaid Floating Interest. The Partial Repayment shall be due and payable on July 1, 1994, but may be paid before such date. There shall additionally be due and payable principal and interest payments, each in the amount of $5,814.59, which shall be due and payable on the first day of each calendar month commencing on June 1, 1994, and continuing regularly and monthly thereafter until April 26, 2004, at which time all unpaid principal plus all accrued and unpaid interest shall be due and payable.

     4.   Default. Effective as of April 26, 1994, and notwithstanding any other
          -------
provision in the Loan Documents to the contrary, each of the Loan Documents is hereby amended to provide that a "Default" is defined as follows:

          (a) The failure to pay any installment of principal or interest upon the Note when due and payable if such failure continues uncured for a period of five (5) days after Bank mails written notice of such failure to Borrower;

          (b) The failure by Borrower to perform any term, covenant or agreement contained in any of the Loan Documents (other than the failure to pay any amounts under the Note) if Borrower does not remedy or cure such failure within thirty (30) days after Bank has mailed written notice of such failure to Borrower; provided, however, that if at the end of such thirty (30) day period Borrower is diligently pursuing the cure of such failure, but the failure has not been cured by the end of such period, Borrower shall have an additional fifteen (15) days within which to complete the cure of such failure.

Notwithstanding any other provision in the Loan Documents to the contrary, Bank may exercise its rights and remedies under the Loan Documents only upon a Default as defined above.

     5.   Modification Fee. Borrower shall pay to Bank a commitment fee in the
          ----------------
amount of $5,940.00 in connection with the execution of this Agreement. Such fee shall be due and payable upon the execution of this Agreement.

     6.   Loan Documents. The Loan Documents are hereby renewed, extended and
          --------------
modified to conform to the modifications of the Note set forth above.

     7.   Governing Law. The terms and conditions of this Agreement shall be
          -------------
governed by the applicable laws of the State of Texas.

     8.   Paragraph Headings. The paragraph headings used herein are intended
          ------------------
for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

     9.   Inurement. The terms and conditions of this Agreement shall be
          ---------
binding upon and shall inure to the benefit of the parties hereto, and their respective successors, heirs, and assigns.

     10.  Compliance with Usury Laws. It is expressly stipulated and agreed
          --------------------------
among the parties to this Agreement that it is the intent of such parties at all times to comply with applicable usury and other applicable laws of the State of Texas (to the extent not preempted by Federal Law, if any), and United States Federal laws related to this Agreement and in particular with Article 5069 of the Texas Revised

Civil Statutes Annotated. If this Agreement and the modifications to the Loan Documents result in any party to this Agreement having paid, contracted, or received any interest in excess of that permitted by law, then it is the express intent of the parties to this Agreement that all excess amounts therefore collected by the holder of the Note be credited to the principal balance of the Note and the provisions of this Agreement and any of the Loan Documents shall immediately be deemed to be reformed and the amounts thereafter collected reduced, without the necessity of execution of any new documents, so as to comply with applicable law.

     11.  Lien Renewal and Extension. The lien of the Deed of Trust is hereby
          --------------------------
renewed and extended to secure payment of the Note as herein modified.

     12.  Execution by Guarantors. The Guarantors have executed this Agreement
          -----------------------
to evidence their consent and agreement to the extension of the Loan and the modification of the Loan Documents as described and set forth in this Agreement and to acknowledge and reaffirm that payment of the Loan as modified hereby is guarantied by the Guaranty Agreements, and for the purpose of executing the "No Oral Agreements" provision set forth below.

     13.  No Oral Agreements. The following notice is given in accordance with
          ------------------
(S)26.02 of the Texas Business and Commerce Code:

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
     ---------------------------------------------------------------------
     PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS,
     --------------------------------------------------------------------------
     OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     ---------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     -----------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the date first above written.

                                         Borrower:

                                         TRAVIS BOATS & MOTORS, INC.
                                         a Texas corporation

                                         By: /s/ Mark T. Walton
                                            -------------------------------
                                         Printed Name: MARK T. WALTON
                                                       --------------------
                                         Title:  PRESIDENT
                                               ----------------------------

                                        Guarantors:


                                        /s/ Mark T. Walton
                                        --------------------------------------
                                        MARK T. WALTON


                                        /s/ E.D. Bohls
                                        --------------------------------------
                                        E.D. BOHLS


                                        /s/ Robert C. Siddons
                                        --------------------------------------
                                        ROBERT C. SIDDONS


                                        /s/ Joe E. Simpson
                                        --------------------------------------
                                        JOE E. SIMPSON

                                        /s/ Jesse Cox
                                        --------------------------------------
                                        JESSE COX


                                        Bank:

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ R. Mark Bearfield
                                           -----------------------------------
                                        Printed Name: R. Mark Bearfield
                                                     _________________________
                                        Title: Vice President
                                              ________________________________


THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TRAVIS    (S)
          ------

     The foregoing instrument was acknowledged before me this 17th day of May,
                                                              ----        ---
1994, by MARK T. WALTON, PRESIDENT of TRAVIS BOATS & MOTORS, INC., a Texas
         --------------  ---------
corporation, on behalf of said corporation.


                                        /s/ Michael Jones
                                        --------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF TRAVIS     (S)
          -------

     The foregoing instrument was acknowledged before me this  17th  day of
                                                              ------
 May       1994, by MARK T. WALTON.
- ----------,
                                             /s/ Michael Jones
                                        ----------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF TRAVIS     (S)
          -------

     The foregoing instrument was acknowledged before me this  17th  day of
                                                              ------
 May       1994, by E.D. BOHLS.
- ----------,
                                             /s/ Michael Jones
                                        ----------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF TRAVIS     (S)
          -------

     The foregoing instrument was acknowledged before me this  17th  day of
                                                              ------
 May       1994, by ROBERT C. SIDDONS.
- ----------,
                                             /s/ Michael Jones
                                        ----------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF  TRAVIS    (S)
         --------

     The foregoing instrument was acknowledged before me this  17th day of May,
                                                              -----       ------
 1994, by JOE E. SIMPSON.

                                             /s/ Michael Jones
         [SEAL]                         ----------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF            (S)

     The foregoing instrument was acknowledged before me this   17   day of
                                                              ------
  May , 1994, by JESSE COX
 -----

         [SEAL]                             /s/ Michael Jones
                                        ----------------------------------------
                                        Notary Public, State of Texas

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF BEXAR      (S)

     The foregoing instrument was acknowledged before me this  17th  day of
                                                              ------
 May , 1994, by ___________________________________, _______________________
- -----
of NATIONSBANK OF TEXAS, N.A., a national banking association, on behalf of said bank.

         [SEAL]                              /s/ Michael Jones
                                        ----------------------------------------
                                        Notary Public, State of Texas

AFTER RECORDING, RETURN TO:

NationsBank of Texas, N.A.
300 Convent
San Antonia, Texas 78205
Attention: Mark Bearfield

                               LAND DESCRIPTION
                               ----------------

A 3.423 ACRE TRACT OR PARCEL OF LAND OUT OF AND PART OF THE HENRY RHODES SURVEY, ABSTRACT NO. 522, SITUATED IN WILLIAMSON COUNTRY, TEXAS, BEING LOT 2-A, BLOCK B OF THE AMENDED PLAT OF LOTS 1 AND 2, BLOCK B, TRESS SONESTA SUBDIVISION BLOCK A AND B, A SUBDIVISION OF RECORD IN CABINET I, SLIDES 385-386 OF THE PLAT RECORDS OF WILLIAMSON COUNTY, TEXAS, LESS AND EXCEPT THAT PORTION OF SAID LOT 2-A CONVEYED TO THE STATE OF TEXAS FOR RIGHT-OF-WAY PURPOSES BY DEED OF RECORD IN VOLUME 1951, PAGE 210 OF THE REAL PROPERTY RECORDS OF WILLIAMSON COUNTY, TEXAS, THE SAID 3.423 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS
FOLLOWS:

BEGINNING at a 1/2 inch iron rod found in the southerly right-of-way line of Hunters Chase Drive (90 foot R.O.W.) for the most northeasterly corner of Lot 1-A of said Amended Plat, same being the most northerly, northwest corner of the said Lot 2-A and the tract herein described;

THENCE, N77degrees 19'11"E, along the southerly line of said Hunters Chase Drive, same being the north line of the said Lot 2-A, a distance of 70.00 feet to a punch hole chiseled in a concrete drainage structure for the most northeasterly corner of the said Lot 2-A, same being the northwest corner of Lot 3 of Tress Sonesta Subdivision, Blocks A and B, a subdivision of record in Cabinet G, Slides 380 through 383 of the said Plat Records;

THENCE, leaving the south line of said Hunters Chase Drive, along the common line between the said Lot 2-A and Lot 3, the following two courses and distances:

1)   S12degrees 40'49"E, 324.64 feet to a 1/2 inch rod set for an angle point;

2) S55degrees 50'32"E, 157.67 feet to a 1/2 inch iron rod set for the most easterly corner of the said Lot 2-A, same being an angle point in the northwesterly line of Lot 5 of said Tress Sonesta Subdivision;

THENCE, S32degrees 51'38"W, along the common line between the said Lot 2-A and Lot 5, a distance of 385.91 feet to an 1/2 iron rod found in the curving northeasterly right-of-way line of U.S. Highway 183 (R.O.W. varies) for the most southerly corner of the tract herein described, same being the most easterly corner of that portion of the said Lot 2-A conveyed to the State of Texas for right-of-way purposes; form which a 1/2 inch iron rod found for the most southerly corner of Lot 2-A, bears S32degrees 51'38"W, 64.09 feet;

                                  EXHIBIT "A"

THENCE, leaving the southeasterly line of, and continuing across the said Lot 2-A along the northeasterly line of the said U.S. Highway 183, the following two
(2) courses and distances:

1) along a curve to the right having a radius of 5554.58 feet, a central angle of 00 degrees 05'50", a chord distance of 9.42 feet (chord bears N54 degrees 13'04"W), an arc distance of 9.42 feet to a 1/2 inch iron rod set for the point of tangency;

2) N54 degrees 10'10"W, 336.33 feet to a 1/2 inch iron rod found in the northwesterly line of the said Lot 2-A, same being the southeasterly line of the said Lot 1-A, for the most northerly corner of the said portion of Lot 2-A conveyed to the State for right-of-way; same being the most westerly corner of the tract herein described;

THENCE, leaving the northeasterly line of said U.S. Highway 183, along the common line between the said Lot 1-A and the said Lot 2-A, the following three
(3) courses and distances:

1) N35 degrees 50'11"E, 456.04 feet to a 1/2 inch iron rod found for an angle point;

2) N21 degrees 18'26"W, 100.00 feet to a 1/2" iron rod found for an angle point;

3) N12 degrees 40'49"W, 50.00 feet to the POINT OF BEGINNING, containing 3.423 acres of land area within these metes and bounds.

                                  EXHIBIT "A"
                                  PAGE 2 OF 2